Exhibit 99.2

November 2017 A clinical-stage specialty pharmaceutical company dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for patients with high unmet medical needs

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2017 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners.

Company Highlights 3 Two pivotal study-ready ZYN002 programs (FXS and OA) Expected meetings with FDA in 1Q18 STAR 1 and STAR 2 epilepsy data accumulation/analyses ongoing Outline path forward in epilepsy: 1Q18 Global ownership of both proprietary product candidates with potential applicability to numerous disorders Experienced team with proven track record in CNS, pain, and transdermal delivery $66.3 million in cash and cash equivalents as of September 30, 2017 Runway into 2019 Additional $3.0 million in proceeds from ATM program from 9/28-10/26/17 to be recorded in fourth quarter

Compelling Pipeline with Multiple Anticipated Near-Term Milestones

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Next Milestones
ZYN002 – CBD Gel 	Fragile X Syndrome (US FDA Orphan Drug Designation)				1Q18 FDA meeting; initiate pivotal Ph2/3 program in 1H18
	Osteoarthritis				1Q18 FDA meeting; initiate pivotal Ph2/3 program in 2018
	Epilepsy in Adults with Focal Seizures				Outline path forward in 1Q18
ZYN001 – THC Pro-Drug Patch 	Fibromyalgia				Complete Phase 1 in 1H18 Phase 2 Initiation 2018
	Peripheral Neuropathic Pain				

Zynerba® PHARMACEUTICALS

- ZYN002 patent protected through 2030
- ZYN001 patent protected through 2031

5 ZYN002 CBD Gel Clinical Program Developing pharmaceutically-produced CBD formulated as a patent-protected permeation-enhanced gel

ZYN002 – CBD Gel First and only patent-protected permeation-enhanced pharmaceutically-produced cannabidiol gel formulated for transdermal delivery The permeation enhancer in ZYN002 increases the delivery of CBD through the layers of the epidermis and into the circulatory system 6 CBD Delivery

7 ZYN002 CBD Gel Clinical Program Fragile X Syndrome

Fragile X Syndrome (FXS) Overview

- **Autism spectrum disorder with no approved treatment options**
- **~71,000 US patients[1]; most common inherited intellectual disability**
- **X-linked dominant; affects both males and females[2]**
- **Intellectual disability, attention problems, anxiety, social avoidance co-occur**
  - **Autism, self injury, aggression and seizures common, particularly in males[3]**
- **Early intervention gives children best chance of developing a full range of skills[4]**
- **Significant financial burden / employment impact associated with disorder[5]**

Zynerba® PHARMACEUTICALS

[1] Data per The National Fragile X Foundation
[2] The National Fragile X Foundation, Handbook of Fragile X-associated disorders, 3rd Addition
[3] Centers for Disease Control and Prevention, Fragile X Syndrome: https://www.cdc.gov/ncbddd/fxs/data.html
[4] NIH: https://www.nichd.nih.gov/health/topics/fragilex/conditioninfo/Pages/treatments.aspx
[5] J Intellect Disabil Res. 2010 Oct;54(10):918-28. doi: 10.1111/j.1365-2788.2010.01320.x. Epub 2010 Aug 26

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The Endocannabinoid (EC) System A Critical Pathway in Fragile X Syndrome ECs form a system of neurotransmitters that regulates emotional responses, behavioral reactivity to context, and social interaction Due to a mutation in FMR1, patients with FXS suffer from dysregulation of the EC system resulting in the significant social, behavioral, and cognitive deficits Modulation of the EC system with CBD may have therapeutic potential in ameliorating some of those symptoms Strong scientific rationale in FXS validated by Phase 2 clinical data 9 U.S. Orphan Drug designation for use of CBD as treatment of Fragile X syndrome May provide fastest pathway to approval

Fragile X Syndrome Open Label Phase 2 Clinical Trial 10 Maintenance Dosing initiated at CBD 50 mg Daily; may be titrated up to 250 mg* Daily Screening Titration Weeks 7 to 12 Day 1 to Week 6 Open label, doses of CBD 50 mg, 100 mg, or 250 mg* Daily 18 patients completed study *In 4.2% gel 20 patients enrolled Treatment of Fragile X Syndrome Anxiety and Behavioral Challenges with CBD (FAB-C) FAB-C Trial – Period 1 FAB-C Trial – Period 2 Up to 12 Months Extension Patients continue on maintenance dose Physician can titrate up or down 13 patients continued into extension

FAB-C Endpoints 11 Changes in Anxiety, Depression and Mood vs. Baseline as Measured by the ADAMS Scale Primary Endpoint (recommended by FDA) Secondary Endpoints Aberrant Behavior Checklist – FXS Specific (ABC-FXS) Clinical Global Impression – Improvement (CGI-I) Pediatric Anxiety Rating Scale (PARS-R) Visual Analog Scale (VAS): Anxiety, hyperactivity, and tantrum/mood lability Vineland Adaptive Behavior III (VABS-III): Communication, living skills, socialization Quality of Sleep: Sleep onset, total sleep, sleep onset latency, nighttime awakenings Pediatric Quality of Life (PedsQL™)

Positive FAB-C Open Label Phase 2 Efficacy Data
Primary Endpoint: ADAMS Total Score

ADAMS total score	Improvement vs. baseline (N=20)
Changes in Anxiety, Depression and Mood	**46%** *($p<0.0001$)*

ADAMS subscales	Improvement vs. baseline (N=20)
General Anxiety	**54%** ($p<0.0001$)
Social Avoidance	**53%** *($p<0.0002$)*
Compulsive Behavior	**50%** *($p=0.0262$)*
Manic/Hyperactive Behavior	**35%** *($p=0.0003$)*
Depressed Mood	**29%** *($p=0.1417$)*

Zynerba® PHARMACEUTICALS

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ADAMS Subscales Week 12: Percent Improvement vs. 3rd party data* 13 Manic/hyperactive Behavior Depressed Mood Social Avoidance General Anxiety Compulsive Behavior Baseline: 9.4 Baseline: 8.1 8.7 Baseline: 2.8 Baseline: 3.0 3.1 Baseline: 10.2 Baseline: 6.9 7.5 Baseline: 10.0 Baseline: 7.9 8.3 Baseline: 2.8 Baseline: 3.0 3.4 * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 54.0% 15.7% 21.5% 52.9% 16.0% 15.9% 50.0% 17.7% 10.0% 35.1% 10.3% 8.6% 28.6% 16.1% -16.7% 0 10 20 30 40 ZYN002 -20 -10 0 10 20 30 Ganaxolone Placebo -20 -10 0 10 20 30 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002

Positive FAB-C Open Label Phase 2 Efficacy Data Key Secondary Endpoint: ABC-FXS 14 ABC-FXS subscale Improvement vs. baseline (N=20) Stereotypy: "Repetitive Movements" 59% (p=0.0006) Social Avoidance: "Seeks Isolation" 55% (p=0.0005) Socially Unresponsive/Lethargic: "Does Not Pay Attention" 53% (p=0.0034) Inappropriate Speech: "Repeats Words or Phrases" 43% (p=0.0018) Irritability: "Has Temper Tantrums" 42% (p=0.0096) Hyperactivity: "Disrupts Group Activities" 33% (p=0.0194)

ABC-FXS Subscales Week 12: Percent Improvement vs. 3rd party data* 15 Irritability Temper Tantrums Hyperactivity Disrupts Group Activities Socially Unresponsive / Lethargic Does Not Pay attention Social Avoidance Seeks Isolation Stereotypy Repetitive Movements Baseline: 18.2 Baseline: 18.9 19.6 Baseline: 14.5 Baseline: 13.9 13.9 Baseline: 8.7 Baseline: 6.6 6.9 Baseline: 5.1 Baseline: 3.5 3.1 Baseline: 7.9 Baseline: 7.4 7.1 Inappropriate Speech Repeats Words / Phrases Baseline: 6.1 Baseline: 6.0 6.3 * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 41.8% 17.9% 16.9% 33.1% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% 0 10 20 30 40 50 ZYN002 0 10 20 30 40 Ganaxolone Placebo 0 10 20 30 40 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 Ganaxolone Placebo 0 10 20 30 40 50 ZYN002

16 Very well tolerated, consistent with previously reported clinical data Two sibling patients discontinued due to worsening of pre-existing eczema Four other patients experienced an AE; no SAEs No drug-related GI events No THC was detected in the plasma 13 patients continued into open label extension Positive FAB-C Open Label Phase 2 Safety Data

17 ZYN002 in Fragile X Syndrome: Next Steps Expect to meet with FDA in 1Q18 to discuss data and pivotal trial design Goal to begin pivotal Phase 2/3 program in pediatric and adolescent patients with FXS in 1H18 Assessing opportunity to present / publish full data set as soon as possible Evaluating opportunities for FDA fast-track, breakthrough status, and priority review

18 ZYN002 CBD Gel Clinical Program Osteoarthritis

Potential Path Forward for ZYN002 in Osteoarthritis 19 Phase 2 study data help clarify efficacy, safety, dose, inclusion and exclusion criteria, primary and secondary endpoints, placebo response in OA patients FDA guidelines require pain and function endpoints in pivotal OA programs ZYN002 achieved statistical significance in responder analysis of both pain and function for 250 mg of ZYN002 daily (p=0.016) Did not achieve primary endpoint of reduction from baseline in the weekly mean of the 24-hour average worst pain score at week 12 Excellent tolerability, consistent with previously released data FDA meeting anticipated in 1Q18 Initiation of pivotal Phase 2/3 program expected in 2018

20 ZYN002 CBD Gel Clinical Program Focal Seizures in Epilepsy

ZYN002 in Focal Seizures STAR 1 and STAR 2 21 Company believes that study failed to achieve endpoints due to bimodal distribution of patient responses on placebo: >50% reductions in focal seizures in ¼ of placebo patients No improvement or worsening of focal seizures in ¾ of placebo patients Excellent tolerability *As of November 13, 2017 STAR 1 STAR 2 100 patients remain in study* 89 patients have reached 6 months of drug exposure* Clinically meaningful reductions of seizures (>50%) observed in patients on ZYN002 for >6 months Excellent tolerability Data to be presented at the 2017 meeting of the American Epilepsy Society (AES) Further analysis of data from STAR 1 and STAR 2 will clarify the study design and inclusion / exclusion criteria ahead of a new Phase 2 clinical study in epilepsy Path forward in epilepsy will be outlined in 1Q18

22 ZYN001 THC Pro-Drug Patch Clinical Program Studying a pharmaceutically-produced pro-drug of THC in a state-of-the-art drug-adhesive matrix transdermal patch

ZYN001 – THC Pro-Drug Patch 23 Patent-protected pharmaceutically-produced D-glyceric acid ester-Δ9-tetrahydrocannabinol in a transdermal patch ZYN001 is a pro-drug A drug administered in an inactive or less active form, designed to enable more effective delivery, and then converted into a different form through a normal metabolic process Unlike THC, ZYN001 is able to be efficiently absorbed into the skin through transdermal delivery After crossing the stratum corneum, ZYN001 is hydrolyzed to THC and glyceric acid under physiological conditions Structure & Conversion Delivery ZYN001

Note: Based upon FDA approved patch products. These results are not indicative of any preclinical or clinical data for ZYN001. Potential Benefits of Patch Technology 24 Requirement Purpose Non-oral Avoids first-pass metabolism with increased bioavailability and more consistent plasma levels Controlled More consistent, controlled and sustained delivery No “peaks and valleys” as seen with oral Safe Improved safety profile with lower peak plasma levels Non-invasive Blood Level Time Max. Effective Level Min. Effective Level Oral Dosage Form Transdermal System Illustrative Controlled Delivery

ZYN001 Phase 1 Clinical Trial Underway 25 24 hours 3.5 days 7 days Part 2: Multiple Dose Part 1: Single Dose 3:1 randomization, placebo controlled Multiple doses over 14 days Two formulations selected from Part 1 Multiple formulations of ZYN001 tested in each group 3:1 randomization, placebo controlled 3:1 randomization, placebo controlled Note: Subject to change due to further regulatory, clinical and other considerations.

Has an analgesic effect in chronic pain models Acts at many sites along pain transmission pathways Third-party clinical data on Nabilone (THC analogue) in patients with fibromyalgia supportive of rationale Approximately 6 million US patients* Potential for THC in Large Indications Role as a CB1 Agonist Modulates Activity 26 Modulates nociceptive thresholds by regulating neuronal activity Third-party clinical data of THC and vaporized/smoked/inhaled cannabis in neuropathic pain supportive of rationale Approximately 15 million US patients* Fibromyalgia Peripheral Neuropathic Pain *Data per Decision Resources

Zynerba Remains Well Positioned in the High-Growth Cannabinoid Space 27 Two pivotal study-ready ZYN002 programs (FXS and OA) Expected meetings with FDA in 1Q18 STAR 1 and STAR 2 epilepsy data accumulation/analyses ongoing Path forward in epilepsy: 1Q18 Global ownership of both proprietary product candidates with potential applicability to numerous disorders Experienced team with proven track record in CNS, pain, and transdermal delivery $66.3 million in cash and cash equivalents as of September 30, 2017 Runway into 2019 Additional $3.0 million in proceeds from ATM program from 9/28-10/26/17 to be recorded in fourth quarter

Randi J. Hagerman, MD Medical Director, UC Davis MIND Institute, Distinguished Professor, Endowed Chair in Fragile X Research, Department of Pediatrics, UC Davis School of Medicine Steven J. Siegel, MD, PhD Chair, Department of Psychiatry and Behavioral Sciences, Keck School of Medicine, University of Southern California Nicole Tartaglia, MD Associate Professor, Pediatrics-Developmental Pediatrics, University of Colorado Denver School of Medicine / Children’s Hospital of Colorado Daniel Clauw, MD Professor of Anesthesiology, Medicine (Rheumatology) & Psychiatry, University of Michigan Philip Mease, MD Clinical Professor, University of Washington, Seattle; Director of Rheumatology Research, Swedish Medical Center Lesley Arnold, MD Professor of Psychiatry and Behavioral Neuroscience, University of Cincinnati Jacqueline French, MD Professor of Neurology, NYU Langone Medical Center Daniel Friedman, MD Clinical Assistant Professor, Department of Psychiatry, NYU Langone Medical Center John Messenheimer, MD Consultant, Neurologist/Epileptologist, John Messenheimer PLLC Michael Rogawski, MD, PhD Professor of Neurology, UC Davis Center for Neuroscience Rodney Radtke, MD Professor of Neurology, Duke University Medical Center Steven P. Cohen, MD Professor Anesthesiology & Critical Care Medicine, Johns Hopkins School of Medicine Mark Wallace, MD Chair, Division of Pain Medicine, University of California San Diego Donald Abrams, MD Professor, University of California San Francisco School of Medicine, Chief of Hematology-Oncology at SF General Hospital Scientific Advisory Board 28 Epilepsy Fragile X Syndrome Osteoarthritis and Fibromyalgia Pain

Investor Relations 29 484.581.7505 investorrelations@zynerba.com www.zynerba.com @ZynerbaPharma Zynerba Zynerba Investor Contact Will Roberts, VP, Investor Relations and Corporate Communications 484.581.7489 NASDAQ: ZYNE Analyst Coverage* Piper Jaffray: Charles C. Duncan, PhD Roth: Michael Higgins Cantor Fitzgerald: Elemer Piros, PhD Canaccord Genuity: Arlinda Lee, PhD Oppenheimer: Derek Archila Jefferies: Biren Amin, PhD H.C. Wainwright: Oren Livnat Maxim: Gabrielle Zhou * Note: Any opinions, estimates or forecasts regarding Zynerba Pharmaceuticals, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Zynerba Pharmaceuticals, Inc. or its management. Zynerba Pharmaceuticals, Inc. does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations.

November 2017 A clinical-stage specialty pharmaceutical company dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for patients with high unmet medical needs